UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22393

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Preferred Securities and Income SMA Shares, Inc. annual shareholder report as of October 31, 2025 PISHX

This annual shareholder report contains important information about Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (Fund) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund by visiting www.cohenandsteers.com/themes-post/separately-managed-accounts/#literature. You can also request this information by contacting us at 1-800-330-7348.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$0	0.00%
How did the Fund perform during the last year and what affected its performance?

The Fund had a 10.26% total return in the 12 months ended October 31, 2025, compared with the Blended Benchmark,1 which returned 9.00%, and the ICE BofA U.S. All Capital Securities Index, which returned 5.76%.

Security selection in the banking sector was the strongest driver of relative performance versus the Blended Benchmark1 during the year. Outperformance was led by an overweight and security selection within contingent capital securities, which benefited from solid credit fundamentals, easing inflation and European Central Bank rate cuts. U.S. over-the-counter investments—especially select credit-sensitive shorter-duration securities—also added meaningfully. Within insurance, credit positioning contributed as well, supported by underweights in higher-quality Japanese insurers and out-of-benchmark issues from a U.S. annuity provider that recovered from prior weakness. Select positions in telecommunication services, including Canadian names, provided additional excess return. The Fund also gained from a favorable court settlement involving Credit Suisse claims.

The Fund's exposure to utilities and certain pipeline securities modestly weighed on results, with the largest detractor coming from a utility facing California wildfire risks. The use of interest rate swaps to manage duration also slightly detracted from relative performance.

Top contributors	Top detractors
Banking/Brokerage	Utilities
Insurance	Interest Rate Swaps
Telecommunication Services	Pipeline

Growth of a $10,000 investment*

The chart below shows the performance of a hypothetical $10,000 investment in the Fund over the period reflected, as compared to the performance of the Fund's benchmarks, and assumes the reinvestment of dividends and distributions at net asset value.

Fund	Blended Benchmark[1]
ICE BofA U.S. All Capital Securities Index
Average annual total returns (%)*
(as of October 31, 2025)
	1 Year	5 Years	Since inception (3/1/19)
Fund[2]	10.26%	5.46%	6.40%
ICE BofA U.S. All Capital Securities Index	5.76%	3.32%	4.45%
Blended Benchmark[1]	9.00%	4.41%	5.68%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of October 31, 2025)
Net assets	$442,580,730
Number of portfolio holdings (excluding derivatives)	233
Portfolio turnover rate	58%
Net advisory fees paid	$0
Portfolio holdings (as of October 31, 2025)

Top ten holdings[3,4]	(%)
Citigroup, Inc., 6.95%, Series FF	1.5%
Goldman Sachs Group, Inc., 7.50%, Series X	1.4%
Citigroup, Inc., 6.875%, Series GG	1.4%
Bank of America Corp., 6.625%, Series OO	1.2%
Meiji Yasuda Life Insurance Co., 6.10%, due 6/11/55 (Japan)	1.0%
Charles Schwab Corp., 4.00%, Series H	0.9%
Enbridge, Inc., 8.50, due 1/15/84 (Canada)	0.9%
Algonquin Power & Utilities Corp., 4.75%, due 1/18/82 (Canada)	0.9%
South Bow Canadian Infrastructure Holdings Ltd., 7.625%, due 3/1/55 (Canada)	0.9%
Barclays PLC, 8.875% (United Kingdom)	0.9%

Sector diversification[3,5]	(%)
Banking	55.5%
Utilities	14.4%
Insurance	12.5%
Pipelines	8.8%
Telecommunications	2.3%
Financial Services	1.6%
Health Care	1.1%
Energy	0.8%
Consumer Discretionary Products	0.2%
Other (includes short-term investments)	2.8%

Country diversification[3,5]	(%)
United States	43.0%
Canada	13.7%
United Kingdom	10.0%
France	8.7%
Japan	4.1%
Switzerland	3.7%
Netherlands	3.7%
Spain	3.3%
Germany	1.9%
Other (includes short-term investments)	7.9%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	The Blended Benchmark consists of 75% ICE BofA U.S. IG Institutional Capital Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Index.

[2]	This Fund does not impose a sales charge.
[3]	Based on net assets.
[4]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[5]	Excludes derivative instruments, if any.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the fiscal years ended October 31, 2025 and October 31, 2024 for professional services rendered by the Registrant’s principal accountant were as follows:

	2025	2024
Audit Fees	$48,219	$47,273
Audit-Related Fees	$0	$0
Tax Fees	$0	$6,927
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2025 and October 31, 2024, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2025	2024
Registrant	$0	$6,927
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 7 below.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

We would like to share with you our report for the year ended October 31, 2025. The total returns for the Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended October 31, 2025	Year Ended October 31, 2025
Cohen & Steers Preferred Securities and Income SMA Shares	8.35%	10.26%
ICE BofA U.S. All Capital Securities Index(a)	7.15%	5.76%
Blended Benchmark—75% ICE BofA U.S. IG Institutional Capital Securities Index/ 25% Bloomberg Developed Market USD Contingent Capital Index(a)	7.42%	9.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Shareholders should be aware that the Fund is managed within the context of separately managed account programs and not with the objective of matching or exceeding the Fund’s stated indexes, which are used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated indexes are not likely to be meaningful. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account (SMA) program or fees paid to the investment advisor for SMA advisory services. Such fees are paid directly or indirectly by the SMA program sponsor to the investment advisor. The investment advisor does not charge an advisory fee to the Fund. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

(a)

The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS

October 31, 2025

		Shares		Value
PREFERRED SECURITIES—EXCHANGE-TRADED	0.8%
BANKING	0.2%
Wells Fargo & Co., 4.25%, Series DD(a)			22,928	$406,972
Wells Fargo & Co., 4.375%, Series CC(a)			22,544	413,908

				820,880

INSURANCE	0.2%
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53			41,574	1,085,913

UTILITIES	0.4%
DTE Energy Co., 6.25%, due 10/1/85, Series H			40,590	1,020,432
Xcel Energy, Inc., 6.25%, due 10/15/85			20,334	508,350

				1,528,782

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$3,427,299)				3,435,575

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	96.4%
BANKING	55.3%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(a)(b)(c)(d)		EUR	800,000	1,015,933
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(a)(b)(c)(d)		EUR	2,200,000	2,735,172
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(b)(c)			1,000,000	1,119,163
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(a)(b)(c)(d)		EUR	800,000	958,791
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(a)(b)(c)(d)		EUR	2,000,000	2,423,182
Banco Santander SA, 4.75% to 11/12/26 (Spain)(a)(b)(c)			1,400,000	1,380,500
Banco Santander SA, 6.00% to 1/2/31 (Spain)(a)(b)(c)(d)		EUR	400,000	478,352
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(b)(c)			2,600,000	2,888,891
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(b)(c)			1,600,000	1,789,133
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(b)(c)			2,400,000	2,928,485
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(c)			1,199,000	1,213,534

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

	Principal Amount*		Value
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(c)		594,000	$601,825
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(c)		3,270,000	3,329,694
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(c)		5,191,000	5,411,124
Bank of Ireland Group PLC, 6.375% to 3/10/30 (Ireland)(a)(b)(c)(d)	EUR	400,000	483,171
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(c)		2,600,000	2,625,596
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(c)		1,200,000	1,255,429
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(c)		1,400,000	1,495,225
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(c)		1,200,000	1,272,739
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a)(c)		930,000	993,937
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(b)(c)		1,200,000	1,270,098
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(b)(c)		1,500,000	1,601,733
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(a)(b)(c)(d)	GBP	1,400,000	1,970,866
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(b)(c)(d)	GBP	2,800,000	3,880,673
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a)(b)(c)	GBP	800,000	1,142,341
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(c)		3,200,000	3,635,562
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(b)(c)(e)		3,400,000	3,074,655
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(b)(c)(e)		2,400,000	2,483,921
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(c)(e)		3,600,000	3,798,983
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(b)(c)(e)		2,800,000	2,994,611
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(b)(c)(e)		3,000,000	3,179,568
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(b)(c)(e)		1,000,000	1,067,631
CaixaBank SA, 6.25% to 7/24/32 (Spain)(a)(b)(c)(d)	EUR	1,000,000	1,221,472
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a)(b)(c)(d)	EUR	400,000	518,403

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

	Principal Amount*		Value
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, due 10/28/85 (Canada)(c)		1,600,000	$1,650,904
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(c)		1,124,000	1,115,110
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(c)		4,469,000	4,195,846
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(c)		5,810,000	5,992,690
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(c)		6,655,000	6,854,723
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(c)		2,359,000	2,522,939
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(c)		2,388,000	2,501,991
CoBank ACB, 6.45% to 10/1/27, Series K(a)(c)		1,350,000	1,360,047
CoBank ACB, 7.125% to 1/1/30, Series M(a)(c)		1,500,000	1,564,117
Commerzbank AG, 7.50% to 10/9/30 (Germany)(a)(b)(c)(d)		1,600,000	1,681,080
Cooperatieve Rabobank UA, 6.50% (Netherlands)(a)(d)	EUR	826,975	1,098,668
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(a)(b)(c)(d)	GBP	1,400,000	1,971,742
Credit Agricole SA, 7.125% to 9/23/35 (France)(a)(b)(c)(e)		3,000,000	3,094,352
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(a)(b)(e)(f)(g)		400,000	118,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(a)(b)(e)(f)(g)		1,600,000	472,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(a)(b)(e)(f)(g)		1,200,000	354,000
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(a)(b)(c)(d)	EUR	1,400,000	1,752,620
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(a)(b)(c)(d)	EUR	1,600,000	2,019,494
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(a)(b)(c)(d)	EUR	1,000,000	1,210,257
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(c)(d)	EUR	1,400,000	1,767,489
Eurobank Ergasias Services & Holdings SA, 6.625% to 6/4/31 (Greece)(a)(b)(c)(d)	EUR	1,400,000	1,681,237
Farm Credit Bank of Texas, 7.00% to 9/15/30, Series 6(a)(c)		1,500,000	1,564,389
Farm Credit Bank of Texas, 7.75% to 6/15/29(a)(c)		2,310,000	2,424,555

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

	Principal Amount*			Value
First Horizon Bank, 5.039% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(e)(h)		3,500	†	$2,660,000
Goldman Sachs Capital I, 6.345%, due 2/15/34		721,000		772,685
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(c)		786,000		773,243
Goldman Sachs Group, Inc., 6.85% to 2/10/30(a)(c)		2,181,000		2,272,452
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(c)		5,955,000		6,319,726
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(c)		1,900,000		1,803,528
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)		2,400,000		2,627,330
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)		1,000,000		1,024,845
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(c)		1,000,000		1,035,509
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(b)(c)		1,000,000		1,041,369
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)		1,000,000		1,061,372
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(a)(c)		1,780,000		1,765,693
ING Groep NV, 4.25% to 5/16/31, Series NC10 (Netherlands)(a)(b)(c)		600,000		538,102
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(a)(b)(c)(d)		1,600,000		1,548,155
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(a)(b)(c)		3,000,000		3,113,643
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(a)(b)(c)(d)		2,000,000		2,123,760
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(a)(b)(c)(d)		1,800,000		1,882,886
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(a)(b)(c)(d)		2,800,000		3,035,364
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(a)(b)(c)(d)	EUR	2,000,000		2,527,364
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(c)		1,420,000		1,476,001

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

	Principal Amount*		Value
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(c)		3,154,000	$3,327,438
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(a)(b)(c)(d)		800,000	828,594
KeyCorp Capital III, 7.75%, due 7/15/29		1,000,000	1,064,757
Landesbank Baden-Wuerttemberg, 6.75% to 10/15/30 (Germany)(a)(b)(c)(d)	EUR	600,000	731,067
Lloyds Banking Group PLC, 6.625% to 9/27/35 (United Kingdom)(a)(b)(c)		1,400,000	1,392,728
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(b)(c)		800,000	824,998
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(a)(b)(c)	GBP	1,400,000	1,912,949
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(b)(c)		400,000	433,747
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(a)(b)(c)	GBP	1,500,000	2,073,264
M&T Bank Corp., 3.50% to 9/1/26, Series I(a)(c)		247,000	238,765
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(a)(b)(c)(d)	GBP	800,000	1,051,219
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(a)(b)(c)(d)	GBP	1,200,000	1,655,969
NatWest Group PLC, 7.625% to 9/30/35 (United Kingdom)(a)(b)(c)(d)	GBP	800,000	1,089,125
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(b)(c)		1,800,000	2,028,809
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(a)(b)(c)(e)		1,600,000	1,653,238
Piraeus Financial Holdings SA, 6.75% to 12/30/30 (Greece)(a)(b)(c)(d)	EUR	1,200,000	1,444,919
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(a)(c)		2,673,000	2,599,163
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(c)		1,528,000	1,542,281
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(c)		1,341,000	1,364,446
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(c)		1,035,000	1,063,435

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

	Principal Amount*	Value
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(c)	2,800,000	$2,796,957
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(c)	2,200,000	2,289,208
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(b)(c)(e)	2,800,000	2,662,163
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(b)(c)(e)	2,600,000	2,620,816
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(b)(c)(e)	1,800,000	1,888,871
Societe Generale SA, 8.50% to 3/25/34 (France)(a)(b)(c)(e)	1,200,000	1,304,732
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(c)(e)	2,400,000	2,578,610
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(b)(c)(e)	3,000,000	3,330,963
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(a)(b)(c)(e)	1,600,000	1,508,872
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(b)(c)(e)	2,200,000	2,365,915
State Street Corp., 6.70% to 3/15/29, Series I(a)(c)	2,207,000	2,302,918
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a)(b)(c)(d)	1,200,000	1,140,920
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(c)(d)	3,000,000	3,225,957
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(c)	2,300,000	2,328,579
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(c)	1,000,000	1,057,861
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(c)	3,400,000	3,595,442
Truist Financial Corp., 6.669% to 3/1/26, Series N(a)(c)	1,000,000	1,005,511
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(b)(c)(e)	2,600,000	2,360,321
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(b)(c)(e)	1,000,000	985,467
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(c)(e)	1,600,000	1,639,899
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(b)(c)(e)	2,400,000	2,426,263
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(b)(c)(e)	1,400,000	1,491,743

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

		Principal Amount*		Value
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(c)(e)			2,400,000	$2,618,700
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(c)(e)			2,800,000	3,281,541
UniCredit SpA, 6.50% to 12/3/31 (Italy)(a)(b)(c)(d)		EUR	800,000	986,719
Wells Fargo & Co., 5.95%, due 12/15/36			1,478,000	1,545,816
Wells Fargo & Co., 6.85% to 9/15/29(a)(c)			1,685,000	1,772,077
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)			2,667,000	2,850,594

				244,896,016

CONSUMER DISCRETIONARY PRODUCTS	0.2%
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(c)(d)		EUR	500,000	667,433

ENERGY	0.8%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(c)			1,372,000	1,435,819
BP Capital Markets PLC, 6.45% to 12/1/33(a)(c)			1,740,000	1,860,074

				3,295,893

FINANCIAL SERVICES	1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(c)			580,000	610,138
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(c)			1,307,000	1,281,900
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(c)			1,225,000	1,141,226
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(c)(e)			766,000	753,593
ILFC E-Capital Trust II, 6.52% (3 Month USD Term SOFR + 2.062%), due 12/21/65(e)(h)			940,000	804,209
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(a)(b)(c)			2,400,000	2,486,942

				7,078,008

HEALTH CARE	1.1%
CVS Health Corp., 6.75% to 9/10/34, due 12/10/54(c)			1,041,000	1,082,794
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(c)			3,602,000	3,790,118

				4,872,912

INSURANCE	12.3%
Allianz SE, 6.55% to 10/30/33 (Germany)(a)(b)(c)(e)			1,600,000	1,662,046
American National Group, Inc., 7.00% to 12/1/30, due 12/1/55(c)			680,000	697,233
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(c)			1,715,000	1,727,216

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

	Principal Amount*		Value
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(a)(b)(c)(d)	EUR	1,600,000	$1,942,433
AXA SA, 5.125% to 9/16/31 (France)(a)(b)(c)(d)	EUR	1,700,000	1,955,243
AXA SA, 5.75% to 6/2/30 (France)(a)(b)(c)(d)	EUR	600,000	719,703
AXA SA, 6.375% to 7/16/33 (France)(a)(b)(c)(d)	EUR	400,000	499,451
AXA SA, 8.60%, due 12/15/30 (France)		1,025,000	1,212,579
Corebridge Financial, Inc., 6.375% to 6/15/34, due 9/15/54(c)		1,035,000	1,066,570
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(c)		1,300,000	1,331,786
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(c)(e)		2,200,000	2,311,846
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(c)		1,980,000	1,959,371
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(c)		1,030,000	1,080,758
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(c)(e)		2,832,000	2,758,627
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(c)(e)		1,685,000	1,764,202
Hartford Insurance Group, Inc., 6.598% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(e)(h)		1,236,000	1,165,103
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(c)(d)		800,000	791,377
Lincoln National Corp., 6.186% (3 Month USD Term SOFR + 2.302%), due 4/20/67(h)		1,885,000	1,558,013
Lincoln National Corp., 6.804% (3 Month USD Term SOFR + 2.619%), due 5/17/66(h)		800,000	690,411
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(c)		699,000	752,877
Meiji Yasuda Life Insurance Co., 6.10% to 6/11/35, due 6/11/55 (Japan)(c)(e)		4,400,000	4,615,349
MetLife Capital Trust IV, 7.875%, due 12/15/37(e)		1,700,000	1,913,270
MetLife, Inc., 9.25%, due 4/8/38(e)		2,000,000	2,420,100
Nippon Life Insurance Co., 6.50% to 4/30/35, due 4/30/55 (Japan)(c)(e)		1,600,000	1,735,245
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(c)		620,000	646,930

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

		Principal Amount*	Value
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(c)		345,000	$367,715
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(c)		1,580,000	1,650,847
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Japan)(d)		1,900,000	2,043,199
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a)(b)(c)(d)		2,000,000	1,961,349
SBL Holdings, Inc., 6.50% to 11/13/26(a)(c)(e)		2,340,000	2,259,104
SBL Holdings, Inc., 9.508% to 5/13/30(a)(c)(e)		1,940,000	2,015,307
Sumitomo Life Insurance Co., 5.875% to 9/10/35, due 9/10/55 (Japan)(c)(e)		2,000,000	2,044,120
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(c)(e)		600,000	617,426
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(c)		493,000	521,270
Zurich Finance Ireland II DAC, 6.25% to 5/22/35, due 11/22/55 (Ireland)(c)(d)		1,800,000	1,923,415

			54,381,491

PIPELINES	8.8%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(c)		1,065,000	1,062,701
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(c)		1,306,000	1,312,160
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c)		1,271,000	1,285,916
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(c)		2,580,000	2,763,944
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(c)		2,232,000	2,423,930
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(c)		2,381,000	2,558,465
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(c)		3,584,000	4,123,736
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(c)		2,131,000	2,142,878
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(c)		2,510,000	2,509,717
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)		2,681,000	2,762,007
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(c)		2,430,000	2,417,496
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(c)		2,200,000	2,223,302

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

		Principal Amount*	Value
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(c)		3,120,000	$3,340,447
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(c)		3,725,000	3,881,409
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c)		2,178,000	2,155,723
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(c)(e)		2,232,000	2,088,317

			39,052,148

TELECOMMUNICATIONS	2.3%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(c)		1,630,000	1,703,203
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(c)		1,840,000	1,935,417
Rogers Communications, Inc., 7.00% to 2/14/30, due 4/15/55 (Canada)(c)		400,000	418,741
SoftBank Group Corp., 7.625% to 1/29/31, due 4/29/61 (Japan)(c)(d)		2,200,000	2,188,688
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(c)		1,540,000	1,589,242
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(c)		2,330,000	2,487,229

			10,322,520

UTILITIES	14.0%
AES Corp., 6.95% to 4/15/30, due 7/15/55(c)		2,586,000	2,508,391
AES Corp., 7.60% to 10/15/29, due 1/15/55(c)		1,045,000	1,071,753
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)		4,181,000	4,107,761
Alliant Energy Corp., 5.75% to 1/1/31, due 4/1/56(c)		1,470,000	1,476,350
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(c)(e)		3,130,000	3,211,446
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(c)		2,110,000	2,115,752
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(c)		3,345,000	3,390,241
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(c)		821,000	900,134
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(c)		1,946,000	2,045,982
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(c)		608,000	651,792

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

	Principal Amount*	Value
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(c)	1,185,000	$1,243,999
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(c)	716,000	661,577
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(c)	1,580,000	1,645,025
Dominion Energy, Inc., 6.00% to 11/15/30, due 2/15/56(c)	1,000,000	1,013,510
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(c)	2,520,000	2,549,818
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(c)	1,630,000	1,700,820
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(c)	1,035,000	1,088,389
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(c)	993,000	1,085,512
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(c)	1,920,000	2,023,705
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(c)	1,231,000	1,296,119
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(c)	2,960,000	3,058,586
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(c)	850,000	893,971
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(c)	408,000	412,924
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(c)	1,290,000	1,346,548
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(c)	2,720,000	2,911,442
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(c)	2,321,000	2,417,064
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(c)	3,086,000	3,340,351
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(c)	935,000	965,257
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(c)	120,000	125,499
Sempra, 4.125% to 1/1/27, due 4/1/52(c)	3,377,000	3,302,063
Sempra, 6.375% to 1/1/31, due 4/1/56(c)	2,030,000	2,086,661
Sempra, 6.40% to 7/1/34, due 10/1/54(c)	2,312,000	2,376,237
Sempra, 6.875% to 7/1/29, due 10/1/54(c)	3,005,000	3,113,712

		62,138,391

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER
(Identified cost—$406,954,810)		426,704,812

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

		Shares	Value
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.99%(i)		7,080,740	$7,080,740
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(i)		1,426,649	1,426,649

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,507,389)			8,507,389

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$418,889,498)	99.1%		438,647,776
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9		3,932,954

NET ASSETS	100.0%		$442,580,730

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate (resets daily)		Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
EUR 8,300,000	2.388%	Pay	Annually	2.138	%(j)	Receive	Semi-Annually	12/16/30	$ (17,817)	$ —	$ (17,817)
5,300,000	2.548%	Pay	Annually	2.138	%(j)	Receive	Semi-Annually	11/1/32	(26,632)	—	(26,632)
$ 10,000,000	3.227%	Receive	Annually	4.220	%(k)	Pay	Annually	12/16/30	(100,512)	—	(100,512)
6,200,000	3.497%	Receive	Annually	4.220	%(k)	Pay	Annually	11/1/32	(11,346)	—	(11,346)
									$(156,307)	$ —	$(156,307)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	28,495,889	USD	33,076,603	11/28/25	$186,358
Brown Brothers Harriman	GBP	13,135,075	USD	17,517,592	11/28/25	261,136
Brown Brothers Harriman	USD	1,557,275	EUR	1,334,060	11/28/25	(17,489)
						$430,005

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

Glossary of Portfolio Abbreviations

EUR	Euro Currency
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities— Exchange-Traded	$3,435,575	$—	$—	$3,435,575
Preferred Securities— Over-the-Counter	—	426,704,812	—	426,704,812
Short-Term Investments	—	8,507,389	—	8,507,389

Total Investments in Securities(l)	$3,435,575	$435,212,201	$—	$438,647,776

Forward Foreign Currency Exchange Contracts	$—	$447,494	$—	$447,494

Total Derivative Assets(l)	$—	$447,494	$—	$447,494

Forward Foreign Currency Exchange Contracts	$—	$(17,489)	$—	$(17,489)
Interest Rate Swap Contracts	—	(156,307)	—	(156,307)

Total Derivative Liabilities(l)	$—	$(173,796)	$—	$(173,796)

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2025

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $153,665,723 or 34.7% of the net assets of the Fund.

(c)	Security converts to floating rate after the indicated fixed-rate coupon period.
(d)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $66,832,911 which represents 15.1% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $92,155,145 which represents 20.8% of the net assets of the Fund, of which 0.8% are illiquid.

(f)	Non-income producing security.
(g)	Security is in default.
(h)	Variable rate. Rate shown is in effect at October 31, 2025.
(i)	Rate quoted represents the annualized seven-day yield.
(j)	Based on EURIBOR. Represents rates in effect at October 31, 2025.
(k)	Based on USD-SOFR-OIS. Represents rates in effect at October 31, 2025.
(l)	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2025

ASSETS:
Investments in securities, at value (Identified cost—$418,889,498)	$438,647,776
Cash	297,195
Cash collateral pledged for interest rate swap contracts	455,727
Foreign currency, at value (Identified cost—$195,176)	194,542
Receivable for:
Dividends and interest	6,298,631
Investment securities sold	1,629,377
Fund shares sold	488,997
Unrealized appreciation on forward foreign currency exchange contracts	447,494
Due from investment advisor	31,374
Other assets	1,516

Total Assets	448,492,629

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	17,489
Payable for:
Dividends and distributions declared	2,200,168
Fund shares redeemed	1,921,561
Investment securities purchased	1,610,008
Variation margin on interest rate swap contracts	10,368
Directors’ fees	1,495
Other liabilities	150,810

Total Liabilities	5,911,899

NET ASSETS applicable to 42,171,562 shares of $0.001 par value of common stock outstanding	$442,580,730

NET ASSET VALUE PER SHARE:
($442,580,730 ÷ 42,171,562 shares outstanding)	$10.49

NET ASSETS consist of:
Paid-in capital	$456,771,777
Total distributable earnings/(accumulated loss)	(14,191,047)

$442,580,730

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2025

Investment Income:
Interest income	$26,594,342
Dividend income	851,897

Total Investment Income	27,446,239

Expenses:
Professional fees	115,694
Administration fees	68,578
Registration and filing fees	51,593
Shareholder reporting expenses	43,808
Transfer agent fees and expenses	26,860
Custodian fees and expenses	24,072
Directors’ fees and expenses	18,601
Miscellaneous	31,249

Total Expenses	380,455
Reduction of Expenses (See Note 2)	(380,455)

Net Expenses	—

Net Investment Income (Loss)	27,446,239

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	7,600,457
Written option contracts	(47,018)
Interest rate swap contracts	(183)
Forward foreign currency exchange contracts	(726,750)
Foreign currency transactions	17,879

Net realized gain (loss)	6,844,385

Net change in unrealized appreciation (depreciation) on:
Investments in securities	8,207,654
Written option contracts	49,910
Interest rate swap contracts	(156,307)
Forward foreign currency exchange contracts	(919,991)
Foreign currency translations	(7,203)

Net change in unrealized appreciation (depreciation)	7,174,063

Net Realized and Unrealized Gain (Loss)	14,018,448

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,464,687

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$27,446,239	$23,987,786
Net realized gain (loss)	6,844,385	(2,911,328)
Net change in unrealized appreciation (depreciation)	7,174,063	48,672,259

Net increase (decrease) in net assets resulting from operations	41,464,687	69,748,717

Distributions to shareholders	(26,400,489)	(22,442,831)
Tax return of capital to shareholders	(468,001)	(312,757)

Total distributions	(26,868,490)	(22,755,588)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	4,246,740	46,492,198

Total increase (decrease) in net assets	18,842,937	93,485,327
Net Assets:
Beginning of year	423,737,793	330,252,466

End of year	$442,580,730	$423,737,793

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended October 31,
Per Share Operating Data:	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.13	$8.89	$9.26	$11.38	$10.73

Income (loss) from investment operations:

Net investment income (loss)(a)	0.66	0.61	0.57	0.51	0.51

Net realized and unrealized gain (loss)	0.34	1.21	(0.34)	(2.04)	0.65

Total from investment operations	1.00	1.82	0.23	(1.53)	1.16

Less dividends and distributions to shareholders from:

Net investment income	(0.63)	(0.57)	(0.60)	(0.55)	(0.51)

Net realized gain	—	—	—	(0.04)	—

Tax return of capital	(0.01)	(0.01)	—	—	—

Total dividends and distributions to shareholders	(0.64)	(0.58)	(0.60)	(0.59)	(0.51)

Net increase (decrease) in net asset value	0.36	1.24	(0.37)	(2.12)	0.65

Net asset value, end of year	$10.49	$10.13	$8.89	$9.26	$11.38

Total return(b)	10.26%	20.90%	2.47%	–13.90%	10.93%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$442.6	$423.7	$330.3	$306.0	$364.3

Ratios to average daily net assets:

Expenses (before expense reduction)	0.09%	0.08%	0.12%	0.10%	0.11%

Expenses (net of expense reduction)(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income (loss) (before expense reduction)	6.35%	6.21%	6.02%	4.88%	4.36%

Net investment income (loss) (net of expense reduction)	6.44%	6.29%	6.14%	4.98%	4.47%

Portfolio turnover rate	58%	70%	58%	72%	71%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	The Fund’s expenses have been contractually capped at 0.00%. See Note 2 in Notes to Financial Statements.

See accompanying notes to financial statements.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 16, 2018 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return (high current income and capital appreciation). Investment operations commenced on March 1, 2019. Shares of the Fund are only offered to participants in separately managed account (SMA) programs and to certain non-program SMA clients that have an agreement with Cohen & Steers Capital Management, Inc. (the investment advisor).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of October 31, 2025 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between

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NOTES TO FINANCIAL STATEMENTS—(Continued)

two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At October 31, 2025, the Fund did not have any option contracts outstanding.

Centrally Cleared Interest Rate Swap Contracts: The Fund may enter into interest rate swap contracts to manage interest rate risk. An interest rate swap involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

floating payment that is linked to an interest rate. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation) in the Statement of Operations.

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended October 31, 2025, a portion of the dividends has been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of October 31, 2025, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For its services under the investment advisory agreement, the investment advisor receives no investment advisory or other fees from the Fund. This arrangement recognizes that shares of the Fund are only offered to participants in SMA programs (each, a Program Participant) who pay fees to program sponsors (each, a Sponsor) for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution, and to certain non-program SMA clients of the investment advisor. When a Program Participant, alone or with his or her Sponsor, elects to allocate assets in an SMA to an investment strategy managed or advised by the investment advisor, the investment advisor typically receives a fee from the Sponsor for providing such advisory services to the SMA, including with respect to assets that may be invested in the Fund. In certain cases, a Program Participant will pay a fee for investment advice directly to the investment advisor in its capacity as advisor to the Program Participant’s SMA. Similarly, non-program SMA clients will pay fees directly to the investment advisor.

The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be terminated by agreement of the Fund’s Board of Directors and the investment advisor, and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended October 31, 2025, fees waived and/or expenses reimbursed totaled $380,455.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund. For its services under the administration agreement, the investment advisor receives no fees from the Fund. The Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,500 for the year ended October 31, 2025.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2025, totaled $249,262,581 and $241,947,734, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2025 and the effect of derivatives held during the year ended October 31, 2025, if any, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	$447,494	Unrealized depreciation	$17,489
Interest Rate Risk:
Interest Rate Swap Contracts(b)	—	—	Payable for variation margin on interest rate swap contracts	(156,307	)(c)

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

(b)	Not subject to a master netting agreement or another similar arrangement.

(c)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Credit Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$17,574	$(162,408)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(15,307)	56,383
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(726,750)	(919,991)
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	129,911	24,972
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(31,711)	(6,473)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	(183)	(156,307)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the monthly average volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the year ended October 31, 2025:

	Purchased Option Contracts(b)	Written Option Contracts(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$25,821,238	$25,821,238	$25,810,331	$50,313,780

(a)

Average notional amount represents the average for all months in which the Fund had option contracts, interest rate swap contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents November 1, 2024 through November 14, 2024 for purchased and written option contracts, two months for interest rate swap contracts and twelve months for forward foreign currency exchange contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
Ordinary income	$26,400,489	$22,442,831
Tax return of capital	468,001	312,757

Total dividends and distributions	$26,868,490	$22,755,588

As of October 31, 2025, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$417,326,995

Gross unrealized appreciation on investments	$24,733,835
Gross unrealized depreciation on investments	(3,550,074)

Net unrealized appreciation (depreciation) on investments	$21,183,761

During the year ended October 31, 2025, the Fund utilized net capital loss carryforwards of $6,376,557.

As of October 31, 2025, the Fund has a net capital loss carryforward of $33,164,052 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $9,173,856 and a long-term capital loss carryforward of $23,990,196, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of October 31, 2025, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain fixed income securities and partnership investments, timing of distributions paid and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $1,314,105 and total distributable earnings/(accumulated loss) was charged $1,314,105. Net assets were not affected by this reclassification.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2025		For the Year Ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold	11,562,003	$118,455,803	17,909,010	$174,719,357
Redeemed	(11,203,311)	(114,209,063)	(13,242,750)	(128,227,159)

Net increase (decrease)	358,692	$4,246,740	4,666,260	$46,492,198

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear

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NOTES TO FINANCIAL STATEMENTS—(Continued)

whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

order to meet such redemption requests, the Fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.

The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

against, or security breakdowns of, the Fund, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment advisor and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Pronouncement

In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (ASU 2023-09). ASU 2023-09 is intended to enhance income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. Adoption of the new standard will impact financial

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

statement disclosures only and will not affect any Fund’s financial position or the results of its operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the “Fund”) as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 18, 2025

We have served as the auditor of one or more investment companies in the Cohen & Steers family of funds since 1991.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

(The following pages are unaudited)

TAX INFORMATION—2025

For the fiscal year ended October 31, 2025, for individual taxpayers, the Fund designates $16,152,889 as qualified dividend income eligible for reduced tax rates, $24,685 as qualified business income eligible for the 20% deduction and interest related dividends of $5,844,548. In addition, for corporate taxpayers, 18.80% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 3, 2025, and at a meeting of the full Board held on June 17, 2025. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Advisory Agreement was unanimously continued for a term ending June 30, 2026, by the Fund’s Board including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment advisory personnel. In addition, the Board considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the Investment Advisor, including

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Advisor: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board noted that the Fund outperformed the Peer Group medians for the one-, three- and five-year periods ended March 31, 2025, ranking one out of six peers for each period. The Board considered that the Fund also outperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2025. The Board engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance. The Board also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund: The Board considered that the Advisor does not charge a fee to the Fund for providing advisory services and, therefore, the cost of advisory services is neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board also considered that the Advisor entered into a contractual expense limitation agreement whereby the Advisor reimburses the Fund’s operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board). The Board also noted that shares of the Fund are only offered to participants in separately managed account (SMA) programs and to certain non-program SMA clients that have an agreement with the Advisor. The Board took into account that while the Advisor does not collect an advisory fee from the Fund, the Advisor does receive a fee from the SMA program, the SMA program participant or the non-program SMA in respect of their investment in the Fund.

The Board considered the Fund’s total expense ratio and noted that the Advisor does not charge a management fee to the Fund. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board noted that the Fund’s actual management fee and total expense ratio were the lowest in the Peer Group. The Board also took into consideration other benefits to be derived by the Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Advisor continues to invest in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board also considered the administrative services provided by the Advisor under the Fund’s administration agreement and noted that the Advisor does not receive a fee under the administration agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board considered that profitability of the Fund is part of a commingled offering for individual investors through SMA programs and therefore is not tracked solely at the fund level.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: In considering economies of scale, the Board considered, as discussed above in (iii), that the Fund does not pay the Advisor an advisory fee under the Advisory Agreement and the Advisor reimburses certain expenses under the expense limitation agreement, concluding that the Fund’s expense structure was satisfactory.

(v) Comparison of services to be rendered and fees to be paid to those under other advisory contracts: As discussed above in (i) and (iii), the Board considered both the services rendered and the fact that fees are not paid under the Advisory Agreement and took into account that the Advisor reimburses expenses under the expense limitation agreement. The Board also took into account the fact that the Advisor receives fees from the SMA participants or other clients invested in the Fund. The Board also considered the fees paid to the Advisor by other registered funds overseen by the Board and the fees paid by other open-end registered funds to their investment advisers.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and account balances

•

Transaction history and account transactions

•

Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•

Open an account or buy securities from us

•

Provide account information or give us your contact information

•

Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Chief Financial Officer

Steven Frank

Treasurer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Nargis Hilal

Deputy Chief Compliance Officer

and Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

1055 Broadway

Kansas City, MO 64105

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	PISHX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Annual Financial Statements and Additional Information October 31, 2025

Cohen & Steers

Preferred

Securities and

Income SMA

Shares, Inc.

If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, you can call (800) 330-7348.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

PISHXAR

(b) Included in paragraph (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of directors implemented after the registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	December 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Chief Financial Officer)

Date: December 29, 2025